UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Nikola Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[First used on May 19, 2023]

Did you know? EVERY vote matters! Stockholders must ACTIVELY VOTE by 11:59 p.m., Eastern Time, on June 6, 2023, for their vote to count. Vote FOR all proposals by calling (855) 935-2562 or 1 (551) 210-9929 for international holders.
https://www.nikolamotor.com/stockholder-meeting/

[First used on or about May 20, 2023]

CEO Michael Lohscheller shares an important message to #NKLA stockholders urging them to vote FOR each proposal for the Annual Meeting on June 7, 2023.
https://www.nikolamotor.com/stockholder-meeting/

[First used on or about May 19, 2023]